UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 15, 2007

BROOKE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	0-25679 (Commission File Number)	48-118574 (IRS Employer Identification Number)
8500 College Blvd, Overland Park, Kansas 66210
(Address of Principal Executive Offices) (Zip Code)
(913) 661-0123
Registrant’s telephone number, including area code
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This current report on Form 8-K/A amends and supplements our current report on Form 8-K dated November 15, 2007, filed on November 19, 2007 (the “Initial Form 8-K”), to report that Brooke Capital Corporation (“Company”) completed a merger pursuant to an Agreement and Plan of Merger dated August 31, 2007, as amended September 20, 2007, as amended November 15, 2007 (the “Merger Agreement”), by and among Brooke Corporation (“Brooke Corp.”), Brooke Franchise Corporation (“Brooke Franchise”) and the Company. Pursuant to the Merger Agreement, Brooke Franchise was merged with and into the Company. As permitted under Item 9.01 of Form 8-K, the financial statements of Brooke Franchise, and the pro forma financial information were omitted from the current report on Form 8-K dated November 19, 2007. This amendment is filed to amend and supplement Item 9.01 of the Initial Form 8-K to include the previously omitted financial statements and pro forma financial information.
Item 9.01
(a) Financial statements of businesses acquired.
Audited combined financial statements of Brooke Franchise as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are included as Exhibit 99.1 to this current report. In addition, an unaudited balance sheet as of September 30, 2007 and unaudited statements of income and cash flows for the nine month periods ended September 30, 2007 and 2006 are also included as Exhibit 99.2 for Brooke Franchise Corporation.
(b) Pro forma financial information.
Unaudited pro forma balance sheet of Brooke Capital Corporation as of September 30, 2007 and unaudited pro forma statements of income for the nine month periods ended September 30, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2006 are included as Exhibit 99.3 to this current report.
(d) Exhibits.

99.1	Audited financial statements of Brooke Franchise Corporation as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006.

99.2	Unaudited balance sheet of Brooke Franchise Corporation as of September 30, 2007 and statements of income and cash flows for the nine month periods ended September 30, 2007 and 2006.

99.3
Unaudited pro forma balance sheet of Brooke Capital Corporation as of September 30, 2007 and statements of income for the nine month periods ended September 30, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2006.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKE CAPITAL CORPORATION
Date: January 31, 2008	By:	/s/ Leland G. Orr
Leland G. Orr
Chief Financial Officer

Exhibit Index

99.1	Audited financial statements of Brooke Franchise Corporation as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006.

99.2	Unaudited balance sheet of Brooke Franchise Corporation as of September 30, 2007 and statements of income and cash flows for the nine month periods ended September 30, 2007 and 2006.

99.3
Unaudited pro forma balance sheet of Brooke Capital Corporation as of September 30, 2007 and pro forma statements of income for the nine month periods ended September 30, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2006.